Exhibit 99.1

News release

FOR IMMEDIATE RELEASE

SANDY SPRING BANCORP REPORTS NET INCOME OF $11.2 MILLION FOR THE FIRST QUARTER

OLNEY, MARYLAND, April 16, 2015 — Sandy Spring Bancorp, Inc., (Nasdaq-SASR) the parent company of Sandy Spring Bank, today reported net income for the first quarter of 2015 of $11.2 million ($0.45 per diluted share) compared to net income of $10.9 million ($0.43 per diluted share) for the first quarter of 2014 and net income of $9.1 million ($0.36 per diluted share) for the fourth quarter of 2014.

“We are off to a solid start to the year, as higher net interest income from a growing loan portfolio, together with growth in income from wealth management and mortgage banking drove first quarter operating results,” said Daniel J. Schrider, President and Chief Executive Officer.

“Our consistent performance has enabled us to deliver increased shareholder value through increases to our dividends and timely repurchases of shares during the last two quarters,” said Schrider.

First Quarter Highlights:

•	Total loans increased 12% compared to the first quarter of 2014 and 1% compared to the fourth quarter of 2014. Growth over the prior year was 10% or better in each of the three major portfolio segments.

•	Combined noninterest-bearing and interest-bearing transaction account balances increased 13% to $1.5 billion at March 31, 2015 as compared to $1.4 billion at March 31, 2014.

•	The provision for loan and lease losses for the first quarter of 2015 was a charge of $0.6 million compared to a credit of $1.0 million for the first quarter of 2014 and a charge of $0.9 million for the fourth quarter of 2014.

•	The net interest margin was 3.44% for the first quarter of 2015, compared to 3.47% for the first quarter of 2014 and 3.44% for the fourth quarter of 2014.

•	Non-interest income increased 17% for the quarter compared to the prior year quarter primarily due to increases in income from wealth management and mortgage banking.

•	During the first quarter of 2015, the Company repurchased 351,369 shares at an average price of $25.72 per share as part of its existing share repurchase program. Also, on January 29 the Board increased the Company’s quarterly dividend to $0.22 per share, up from $0.20 per share in the fourth quarter of 2014.

Review of Balance Sheet and Credit Quality

Total assets grew 6% to $4.4 billion at March 31, 2015 compared to $4.2 billion at March 31, 2014. This growth was driven by a 12% increase in the loan portfolio as total loans and leases ended the period at $3.2 billion.

At March 31, 2015, combined noninterest-bearing and interest-bearing checking account balances, an important performance driver of multiple-product banking relationships with clients, increased 13% compared to balances at March 31, 2014. Total deposits and certain other short-term borrowings that comprise the funding sources derived from customers, increased 6% compared to March 31, 2014.

Tangible common equity totaled $435 million at March 31, 2015 compared to $424 million at March 31, 2014. The ratio of tangible common equity to tangible assets decreased to 10.08% at March 31, 2015 from 10.38% at March 31, 2014 due primarily to the growth in assets. Dividends per common share were $0.22 per share for the quarter compared to $0.18 per common share for the first quarter of 2014, a 22% increase. At March 31, 2015, the Company had a total risk-based capital ratio of 15.12%, a common equity tier 1 risk-based capital ratio of 14.01%, a tier 1 risk-based capital ratio of 14.01% and a tier 1 leverage ratio of 11.00%.

Non-performing loans totaled $36.0 million at March 31, 2015 compared to $38.7 million at March 31, 2014 and $34.0 million at December 31, 2014. The level of non-performing loans to total loans decreased to 1.14% at March 31, 2015 compared to 1.37% at March 31, 2014 due to growth in the overall loan portfolio. The increase in non-performing loans at March 31, 2015 compared to December 31, 2014 was driven primarily by one commercial investor real estate loan that was moved to non-performing status during the quarter. This was somewhat offset by recoveries and loan payoffs.

Loan charge-offs, net of recoveries, totaled $0.9 million for the first quarter of 2015 compared to net loan recoveries of $0.2 million for the first quarter of 2014 and net loan charge-offs of $0.6 million for the fourth quarter of 2014. The allowance for loan and lease losses represented 1.18% of outstanding loans and leases and 104% of non-performing loans at December 31, 2015 compared to 1.34% of outstanding loans and leases and 98% of non-performing loans at March 31, 2014. Non-performing loans includes accruing loans 90 days or more past due and restructured loans.

Income Statement Review

Net interest income for the first quarter of 2015 increased 6% compared to the first quarter of 2014. The net interest margin was 3.44% for the first quarter of 2015 compared to 3.47% for the first quarter of 2014.

The provision for loan and lease losses was a charge of $0.6 million for the first quarter of 2015 compared to a credit of $1.0 million for the first quarter of 2014 and a charge of $0.9 million for the fourth quarter of 2014. The current quarter’s charge reflects the growth in the loan portfolio over the prior year quarter together with the increase in non-performing loans and loan charge-offs during the first quarter.

Non-interest income increased 17% to $13.2 million for the first quarter of 2015 compared to $11.2 million for the first quarter of 2014. The increase in non-interest income for the quarter compared to the prior year quarter was due primarily to increases in income from wealth management due to growth in assets under management and mortgage banking due primarily to higher mortgage origination volumes.

Non-interest expenses increased 6% to $29.2 million for the first quarter of 2015 compared to $27.5 million in the first quarter of 2014. The current quarter included increases in salaries and benefits and other non-interest expenses that were somewhat offset by a decline in intangibles amortization. The non-GAAP efficiency ratio was 60.53% for the first quarter of 2015 compared to 61.60% for the first quarter of 2014.

Conference Call

The Company’s management will host a conference call to discuss its first quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations’ section of the Sandy Spring Web site at www.sandyspringbank.com. Participants may call 1-866-235-9910. A password is not necessary. Visitors to the Web site are advised to log on 10 minutes ahead of the scheduled start of the call. An internet-based replay will be available at the Web site until 9:00 am (ET) April 30, 2015. A replay of the teleconference will be available through the same time period by calling 1-877-344-7529 under conference call number 10063098.

About Sandy Spring Bancorp, Inc.

With $4.4 billion in assets, Sandy Spring Bancorp, Inc. is the holding company for Sandy Spring Bank and its principal subsidiaries, Sandy Spring Insurance Corporation and West Financial Services, Inc. Sandy Spring Bank traces its origin to 1868, making it among the oldest banking institutions in the region. Sandy Spring is a community banking organization that focuses its lending and other services on businesses and consumers in the local market area. Independent and community-oriented, Sandy Spring offers a broad range of commercial banking, retail banking and trust services through 44 community offices in Anne Arundel, Carroll, Frederick, Howard, Montgomery, and Prince George’s counties in Maryland, and Arlington, Fairfax and Loudoun counties in Virginia. Through its subsidiaries, Sandy Spring Bank also offers a comprehensive menu of insurance and investment management services. Visit www.sandyspringbank.com for more information about Sandy Spring Bank.

For additional information or questions, please contact:

Daniel J. Schrider, President & Chief Executive Officer, or

Philip J. Mantua, E.V.P. & Chief Financial Officer

Sandy Spring Bancorp

17801 Georgia Avenue

Olney, Maryland 20832

1-800-399-5919

Email:	DSchrider@sandyspringbank.com

PMantua@sandyspringbank.com

Web site: www.sandyspringbank.com

Forward-Looking Statements

Sandy Spring Bancorp makes forward-looking statements in this news release and in the conference call regarding this news release. These forward-looking statements may include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Sandy Spring Bancorp does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Sandy Spring Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.

Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2014, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov.

Sandy Spring Bancorp, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS - UNAUDITED

	Three Months Ended
	March 31,		%
(Dollars in thousands, except per share data)	2015	2014	Change
Results of Operations:
Net interest income	$33,373	$31,592	6%
Provision (credit) for loan and lease losses	597	(982)	(161)
Non-interest income	13,159	11,249	17
Non-interest expenses	29,244	27,549	6
Income before income taxes	16,691	16,274	3
Net income	11,225	10,928	3

Pre-tax pre-provision income	$17,488	$15,292	14

Return on average assets	1.04%	1.08%
Return on average common equity	8.73%	8.80%
Net interest margin	3.44%	3.47%
Efficiency ratio - GAAP basis (1)	62.85%	64.31%
Efficiency ratio - Non-GAAP basis (1)	60.53%	61.60%

Per share data:
Basic net income	$0.45	$0.44	2%
Diluted net income	$0.45	$0.43	5
Average fully diluted shares	25,048,576	25,124,206	-
Dividends declared per share	$0.22	$0.18	22
Book value per share	21.10	20.38	4
Tangible book value per share	17.59	16.93	4
Outstanding shares	24,733,868	25,043,482	(1)

Financial Condition at period-end:
Investment securities	$912,565	$997,584	(9)%
Loans and leases	3,164,706	2,832,813	12
Interest-earning assets	4,125,549	3,891,223	6
Assets	4,401,380	4,168,998	6
Deposits	3,109,892	2,959,195	5
Interest-bearing liabilities	2,818,966	2,748,064	3
Stockholders' equity	521,768	510,386	2

Capital ratios:
Tier 1 leverage (4)	11.00%	11.43%
Tier 1 capital to risk-weighted assets (4)	14.01%	14.64%
Total regulatory capital to risk-weighted assets (4)	15.12%	15.85%
Common equity tier 1 capital to risk-weighted assets (4)	14.01%	n.a.
Tangible common equity to tangible assets (2)	10.08%	10.38%
Average equity to average assets	11.92%	12.27%

Credit quality ratios:
Allowance for loan and lease losses to loans and leases	1.18%	1.34%
Non-performing loans to total loans	1.14%	1.37%
Non-performing assets to total assets	0.89%	0.97%
Allowance for loan and lease losses to non-performing loans	104.05%	98.27%
Annualized net charge-offs to average loans and leases (3)	0.12%	(0.04)%

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional efficiency ratio - Non-GAAP basis excludes intangible asset amortization from non-interest expense; securities gains (losses) from non-interest income; OTTI; and the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

(2)	The tangible common equity to tangible assets ratio is a non-GAAP ratio that divides assets excluding intangible assets into stockholders' equity after deducting intangible assets and other comprehensive gains (losses). See the Reconciliation Table included with these Financial Highlights.

(3)	Calculation utilizes average loans and leases, excluding residential mortgage loans held-for-sale.

(4)	Estimated ratio at March 31, 2015

Sandy Spring Bancorp, Inc. and Subsidiaries
RECONCILIATION TABLE - UNAUDITED

	Three Months Ended
	March 31,
(Dollars in thousands)	2015	2014
Pre-tax pre-provision income:
Net income	$11,225	$10,928
Plus non-GAAP adjustment:
Litigation expenses	200	-
Income taxes	5,466	5,346
Provision (credit) for loan and lease losses	597	(982)
Pre-tax pre-provision income	$17,488	$15,292

Efficiency ratio - GAAP basis:
Non-interest expenses	$29,244	$27,549

Net interest income plus non-interest income	$46,532	$42,841

Efficiency ratio - GAAP basis	62.85%	64.31%

Efficiency ratio - Non-GAAP basis:
Non-interest expenses	$29,244	$27,549
Less non-GAAP adjustment:
Amortization of intangible assets	107	370
Litigation expenses	200	-
Non-interest expenses - as adjusted	$28,937	$27,179

Net interest income plus non-interest income	$46,532	$42,841
Plus non-GAAP adjustment:
Tax-equivalent income	1,271	1,282
Less non-GAAP adjustments:
Securities gains (losses)	-	-
Net interest income plus non-interest income - as adjusted	$47,803	$44,123

Efficiency ratio - Non-GAAP basis	60.53%	61.60%

Tangible common equity ratio:
Total stockholders' equity	$521,768	$510,386
Accumulated other comprehensive income	(2,146)	(1,350)
Goodwill	(84,171)	(84,171)
Other intangible assets, net	(403)	(960)
Tangible common equity	$435,048	$423,905

Total assets	$4,401,380	$4,168,998
Goodwill	(84,171)	(84,171)
Other intangible assets, net	(403)	(960)
Tangible assets	$4,316,806	$4,083,867

Tangible common equity ratio	10.08%	10.38%

Outstanding common shares	24,733,868	25,043,482
Tangible book value per common share	$17.59	$16.93

Sandy Spring Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION - UNAUDITED

	March 31,	December 31,	March 31,
(Dollars in thousands)	2015	2014	2014
Assets
Cash and due from banks	$46,771	$52,804	$58,448
Federal funds sold	473	473	474
Interest-bearing deposits with banks	33,906	42,940	57,273
Cash and cash equivalents	81,150	96,217	116,195
Residential mortgage loans held for sale (at fair value)	13,899	10,512	3,079
Investments available-for-sale (at fair value)	657,709	672,209	736,270
Investments held-to-maturity -- fair value of $221,687, $222,260 and $220,693 at March 31, 2015, December 31, 2014 and March 31, 2014, respectively	217,557	219,973	223,747
Other equity securities	37,299	41,437	37,567
Total loans and leases	3,164,706	3,127,392	2,832,813
Less: allowance for loan and lease losses	(37,475)	(37,802)	(38,026)
Net loans and leases	3,127,231	3,089,590	2,794,787
Premises and equipment, net	51,299	49,402	45,644
Other real estate owned	3,227	3,195	1,619
Accrued interest receivable	12,505	12,634	12,288
Goodwill	84,171	84,171	84,171
Other intangible assets, net	403	510	960
Other assets	114,930	117,282	112,671
Total assets	$4,401,380	$4,397,132	$4,168,998

Liabilities
Noninterest-bearing deposits	$1,017,566	$993,737	$882,169
Interest-bearing deposits	2,092,326	2,072,772	2,077,026
Total deposits	3,109,892	3,066,509	2,959,195
Securities sold under retail repurchase agreements and federal funds purchased	101,640	74,432	67,038
Advances from FHLB	590,000	655,000	569,000
Subordinated debentures	35,000	35,000	35,000
Accrued interest payable and other liabilities	43,080	44,440	28,379
Total liabilities	3,879,612	3,875,381	3,658,612

Stockholders' Equity
Common stock -- par value $1.00; shares authorized 50,000,000; shares issued and outstanding 24,733,868, 25,044,877 and 25,043,482 at March 31, 2015, December 31, 2014 and March 31, 2014, respectively	24,734	25,045	25,043
Additional paid in capital	186,342	194,647	193,708
Retained earnings	308,546	302,882	290,285
Accumulated other comprehensive income (loss)	2,146	(823)	1,350
Total stockholders' equity	521,768	521,751	510,386
Total liabilities and stockholders' equity	$4,401,380	$4,397,132	$4,168,998

Sandy Spring Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

	Three Months Ended
	March 31,
(Dollars in thousands, except per share data)	2015	2014
Interest Income:
Interest and fees on loans and leases	$32,139	$29,734
Interest on loans held for sale	76	59
Interest on deposits with banks	22	20
Interest and dividends on investment securities:
Taxable	3,577	4,116
Exempt from federal income taxes	2,258	2,321
Total interest income	38,072	36,250
Interest Expense:
Interest on deposits	1,194	1,184
Interest on retail repurchase agreements and federal funds purchased	50	38
Interest on advances from FHLB	3,236	3,218
Interest on subordinated debt	219	218
Total interest expense	4,699	4,658
Net interest income	33,373	31,592
Provision (credit) for loan and lease losses	597	(982)
Net interest income after provision (credit) for loan and lease losses	32,776	32,574
Non-interest Income:
Investment securities gains (losses)	-	-
Service charges on deposit accounts	1,882	1,972
Mortgage banking activities	1,178	316
Wealth management income	4,916	4,466
Insurance agency commissions	1,618	1,640
Income from bank owned life insurance	713	598
Bank card fees	1,057	978
Other income	1,795	1,279
Total non-interest income	13,159	11,249
Non-interest Expenses:
Salaries and employee benefits	17,299	16,355
Occupancy expense of premises	3,489	3,472
Equipment expenses	1,373	1,256
Marketing	531	542
Outside data services	1,261	1,216
FDIC insurance	631	520
Amortization of intangible assets	107	370
Litigation expenses	200	-
Other expenses	4,353	3,818
Total non-interest expenses	29,244	27,549
Income before income taxes	16,691	16,274
Income tax expense	5,466	5,346
Net income	$11,225	$10,928

Net Income Per Share Amounts:
Basic net income per share	$0.45	$0.44
Diluted net income per share	$0.45	$0.43
Dividends declared per share	$0.22	$0.18

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2015	2014
(Dollars in thousands, except per share data)	Q1	Q4	Q3	Q2	Q1
Profitability for the Quarter:
Tax-equivalent interest income	$39,343	$39,258	$38,446	$38,322	$37,532
Interest expense	4,699	4,748	4,730	4,682	4,658
Tax-equivalent net interest income	34,644	34,510	33,716	33,640	32,874
Tax-equivalent adjustment	1,271	1,283	1,296	1,331	1,282
Provision for loan and lease losses	597	853	(192)	158	(982)
Non-interest income	13,159	11,338	12,590	11,694	11,249
Non-interest expenses	29,244	30,478	28,632	34,141	27,549
Income before income taxes	16,691	13,234	16,570	9,704	16,274
Income tax expense	5,466	4,086	5,428	2,722	5,346
Net income	$11,225	$9,148	$11,142	$6,982	$10,928
Financial Performance:
Pre-tax pre-provision income	$17,488	$14,242	$16,614	$15,990	$15,292
Return on average assets	1.04%	0.85%	1.05%	0.67%	1.08%
Return on average common equity	8.73%	6.93%	8.54%	5.47%	8.80%
Net interest margin	3.44%	3.44%	3.42%	3.48%	3.47%
Efficiency ratio - GAAP basis (1)	62.85%	68.39%	63.61%	77.59%	64.31%
Efficiency ratio - Non-GAAP basis (1)	60.53%	65.89%	61.09%	61.30%	61.60%
Per Share Data:
Basic net income per share	$0.45	$0.37	$0.44	$0.28	$0.44
Diluted net income per share	$0.45	$0.36	$0.44	$0.28	$0.43
Average fully diluted shares	25,048,576	25,151,831	25,151,582	25,127,036	25,124,206
Dividends declared per common share	$0.22	$0.20	$0.20	$0.18	$0.18
Non-interest Income:
Securities gains (losses)	$-	$(3)	$8	$-	$-
Service charges on deposit accounts	1,882	2,135	2,226	2,089	1,972
Mortgage banking activities	1,178	512	596	570	316
Wealth management income	4,916	4,905	4,974	4,741	4,466
Insurance agency commissions	1,618	985	1,410	961	1,640
Income from bank owned life insurance	713	627	611	608	598
Bank card fees	1,057	1,144	1,148	1,169	978
Other income	1,795	1,033	1,617	1,556	1,279
Total Non-interest Income	$13,159	$11,338	$12,590	$11,694	$11,249
Non-interest Expense:
Salaries and employee benefits	$17,299	$16,793	$16,765	$16,474	$16,355
Occupancy expense of premises	3,489	3,914	3,032	3,274	3,472
Equipment expenses	1,373	1,333	1,337	1,262	1,256
Marketing	531	838	744	802	542
Outside data services	1,261	1,284	1,231	1,216	1,216
FDIC insurance	631	615	594	573	520
Amortization of intangible assets	107	112	115	224	370
Litigation expenses	200	155	236	6,128	-
Professional fees	1,209	1,246	1,092	1,292	914
Other real estate owned expenses	10	2	40	9	-
Other expenses	3,134	4,186	3,446	2,887	2,904
Total Non-interest Expense	$29,244	$30,478	$28,632	$34,141	$27,549

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional, efficiency ratio - non-GAAP basis excludes intangible asset amortization from non-interest expense; excludes securities gains; OTTI losses from non-interest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2015	2014
(Dollars in thousands)	Q1	Q4	Q3	Q2	Q1
Balance Sheets at Quarter End:
Residential mortgage loans	$728,858	$717,886	$698,925	$668,536	$640,939
Residential construction loans	130,321	136,741	141,883	149,321	143,109
Commercial ADC loans	203,731	205,124	194,666	178,972	163,343
Commercial investor real estate loans	668,931	640,193	575,984	577,813	573,634
Commercial owner occupied real estate loans	618,846	611,061	584,964	581,795	582,472
Commercial business loans	385,452	390,781	368,611	357,472	348,180
Leasing	36	54	156	260	439
Consumer loans	428,531	425,552	410,723	396,775	380,697
Total loans and leases	3,164,706	3,127,392	2,975,912	2,910,944	2,832,813
Allowance for loan and lease losses	(37,475)	(37,802)	(37,574)	(37,959)	(38,026)
Investment securities	912,565	933,619	950,869	980,530	997,584
Interest-earning assets	4,125,549	4,114,936	3,976,731	3,945,643	3,891,223
Total assets	4,401,380	4,397,132	4,248,731	4,234,342	4,168,998
Noninterest-bearing demand deposits	1,017,566	993,737	986,549	984,700	882,169
Total deposits	3,109,892	3,066,509	3,028,788	3,038,670	2,959,195
Customer repurchase agreements	101,640	74,432	71,384	72,917	67,038
Total interest-bearing liabilities	2,818,966	2,837,204	2,706,623	2,698,887	2,748,064
Total stockholders' equity	521,768	521,751	522,404	517,269	510,386
Quarterly Average Balance Sheets:
Residential mortgage loans	$731,301	$717,671	$689,531	$659,172	$633,160
Residential construction loans	132,456	141,890	147,750	145,968	134,261
Commercial ADC loans	206,105	201,020	180,293	168,063	162,544
Commercial investor real estate loans	645,163	607,050	577,851	575,283	557,168
Commercial owner occupied real estate loans	611,722	594,634	585,014	579,953	584,155
Commercial business loans	383,111	367,872	367,203	348,597	349,734
Leasing	44	114	206	352	567
Consumer loans	425,434	417,910	404,062	390,076	377,822
Total loans and leases	3,135,336	3,048,161	2,951,910	2,867,464	2,799,411
Investment securities	925,683	942,782	965,206	991,135	1,012,701
Interest-earning assets	4,097,648	4,022,051	3,954,858	3,893,843	3,845,513
Total assets	4,372,988	4,292,237	4,220,084	4,157,559	4,105,225
Noninterest-bearing demand deposits	986,688	1,000,285	956,830	899,287	825,968
Total deposits	3,056,186	3,063,591	3,036,686	2,965,329	2,876,641
Customer repurchase agreements	90,020	78,746	73,046	68,880	62,864
Total interest-bearing liabilities	2,817,575	2,731,791	2,711,206	2,716,537	2,749,459
Total stockholders' equity	521,346	524,063	517,534	511,738	503,851
Financial Measures:
Average equity to average assets	11.92%	12.21%	12.26%	12.31%	12.27%
Investment securities to earning assets	22.12%	22.69%	23.91%	24.85%	25.64%
Loans to earning assets	76.71%	76.00%	74.83%	73.78%	72.80%
Loans to assets	71.90%	71.12%	70.04%	68.75%	67.95%
Loans to deposits	101.76%	101.99%	98.25%	95.80%	95.73%
Capital Measures:
Tier 1 leverage (1)	11.00%	11.26%	11.36%	11.37%	11.43%
Tier 1 capital to risk-weighted assets (1)	14.01%	13.95%	14.52%	14.48%	14.64%
Total regulatory capital to risk-weighted assets (1)	15.12%	15.06%	15.68%	15.66%	15.85%
Common equity tier 1 capital to risk-weighted assets (1)	14.01%	n.a.	n.a.	n.a.	n.a.
Book value per share	$21.10	$20.83	$20.83	$20.63	$20.38
Outstanding shares	24,733,868	25,044,877	25,076,794	25,069,700	25,043,482

(1)	Estimated ratio at March 31, 2015

Sandy Spring Bancorp, Inc. and Subsidiaries
LOAN PORTFOLIO QUALITY DETAIL - UNAUDITED

	2015	2014
(Dollars in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
Non-Performing Assets:
Loans and leases 90 days past due:
Commercial business	$-	$-	$-	$1	$-
Commercial real estate:
Commercial AD&C	-	-	-	-	-
Commercial investor real estate	-	-	-	-	-
Commercial owner occupied real estate	-	-	649	-	-
Leasing	-	-	-	-	-
Consumer	-	-	6	3	-
Residential real estate:
Residential mortgage	-	-	-	-	-
Residential construction	-	-	-	-	-
Total loans and leases 90 days past due	-	-	655	4	-
Non-accrual loans and leases:
Commercial business	4,166	3,184	4,151	4,309	3,272
Commercial real estate:
Commercial AD&C	1,363	2,464	3,792	3,739	4,133
Commercial investor real estate	10,083	8,156	8,210	6,731	7,284
Commercial owner occupied real estate	8,974	8,941	10,742	10,868	7,150
Leasing	-	-	-	-	-
Consumer	1,962	1,668	1,830	2,058	2,115
Residential real estate:
Residential mortgage	3,235	3,012	4,417	4,501	5,025
Residential construction	788	1,105	2,497	2,143	2,304
Total non-accrual loans and leases	30,571	28,530	35,639	34,349	31,283
Total restructured loans - accruing	5,446	5,497	7,382	7,364	7,411
Total non-performing loans and leases	36,017	34,027	43,676	41,717	38,694
Other assets and real estate owned (OREO)	3,227	3,195	1,762	1,967	1,619
Total non-performing assets	$39,244	$37,222	$45,438	$43,684	$40,313

	For the quarter ended,
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2015	2014	2014	2014	2014
Analysis of Non-accrual Loan and Lease Activity:
Balance at beginning of period	$28,530	$35,639	$34,349	$31,283	$30,574
Non-accrual balances transferred to OREO	(32)	(1,475)	(300)	(390)	(281)
Non-accrual balances charged-off	(1,077)	(1,033)	(216)	(357)	(513)
Net payments or draws	(1,067)	(4,139)	(590)	(1,580)	(1,073)
Loans placed on non-accrual	4,217	779	2,396	5,393	2,576
Non-accrual loans brought current	-	(1,241)	-	-	-
Balance at end of period	$30,571	$28,530	$35,639	$34,349	$31,283

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$37,802	$37,574	$37,959	$38,026	$38,766
Provision (credit) for loan and lease losses	597	853	(192)	158	(982)
Less loans charged-off, net of recoveries:
Commercial business	(89)	50	(58)	28	(768)
Commercial real estate:
Commercial AD&C	706	529	-	-	-
Commercial investor real estate	(5)	(5)	(2)	(23)	(5)
Commercial owner occupied real estate	212	(6)	-	265	-
Leasing	-	-	-	-	-
Consumer	43	83	244	11	331
Residential real estate:
Residential mortgage	65	(17)	43	(27)	203
Residential construction	(8)	(9)	(34)	(29)	(3)
Net charge-offs	924	625	193	225	(242)
Balance at end of period	$37,475	$37,802	$37,574	$37,959	$38,026

Asset Quality Ratios:
Non-performing loans to total loans	1.14%	1.09%	1.47%	1.43%	1.37%
Non-performing assets to total assets	0.89%	0.85%	1.07%	1.03%	0.97%
Allowance for loan losses to loans	1.18%	1.21%	1.26%	1.30%	1.34%
Allowance for loan losses to non-performing loans	104.05%	111.09%	86.03%	90.99%	98.27%
Annualized net charge-offs to average loans	0.12%	0.08%	0.03%	0.03%	(0.04)%

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Three Months Ended March 31,
	2015			2014
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans (2)	$731,301	$6,200	3.39%	$633,160	$5,506	3.48%
Residential construction loans	132,456	1,221	3.74	134,261	1,254	3.79
Commercial ADC loans	206,105	2,337	4.60	162,544	2,073	5.17
Commercial investor real estate loans	645,163	7,579	4.76	557,168	6,733	4.90
Commercial owner occupied real estate loans	611,722	7,165	4.99	584,155	7,067	5.08
Commercial business loans	383,111	4,212	4.38	349,734	4,037	4.64
Leasing	44	1	5.19	567	6	4.53
Consumer loans	425,434	3,500	3.36	377,822	3,117	3.37
Total loans and leases (3)	3,135,336	32,215	4.19	2,799,411	29,793	4.34
Taxable securities	629,266	3,936	2.54	710,246	4,452	2.51
Tax-exempt securities (4)	296,417	3,170	4.34	302,455	3,267	4.32
Interest-bearing deposits with banks	36,155	22	0.25	32,925	20	0.25
Federal funds sold	474	-	0.22	476	-	0.22
Total interest-earning assets	4,097,648	39,343	3.90	3,845,513	37,532	3.96

Less: allowance for loan and lease losses	(37,444)			(39,393)
Cash and due from banks	46,430			45,553
Premises and equipment, net	50,658			45,879
Other assets	215,696			207,662
Total assets	$4,372,988			$4,105,214

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$524,059	106	0.08%	$460,245	92	0.08%
Regular savings deposits	270,198	34	0.05	249,185	48	0.08
Money market savings deposits	831,707	273	0.13	877,864	273	0.13
Time deposits	443,534	781	0.71	463,379	771	0.67
Total interest-bearing deposits	2,069,498	1,194	0.23	2,050,673	1,184	0.23
Other borrowings	90,188	50	0.22	62,864	38	0.24
Advances from FHLB	622,889	3,236	2.11	600,922	3,218	2.17
Subordinated debentures	35,000	219	2.50	35,000	218	2.49
Total interest-bearing liabilities	2,817,575	4,699	0.68	2,749,459	4,658	0.69

Noninterest-bearing demand deposits	986,688			825,968
Other liabilities	47,379			25,936
Stockholders' equity	521,346			503,851
Total liabilities and stockholders' equity	$4,372,988			$4,105,214

Net interest income and spread		$34,644	3.22%		$32,874	3.27%
Less: tax-equivalent adjustment		1,271			1,282
Net interest income		$33,373			$31,592

Interest income/earning assets			3.90%			3.96%
Interest expense/earning assets			0.46			0.49
Net interest margin			3.44%			3.47%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2015 and 2014. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $1.3 million and $1.3 million in 2015 and 2014, respectively.

(2)	Includes residential mortgage loans held for sale. Home equity loans and lines are classified as consumer loans.

(3)	Non-accrual loans are included in the average balances.

(4)	Includes only investments that are exempt from federal taxes.